SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2006
GENVEC, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
65 West Watkins Mill Road
Gaithersburg, MD

(Address of principal executive offices)
20878

(Zip code)
(240) 632 0740

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     On September 5, 2006, Stelios Papadopoulos, Ph.D. notified GenVec, Inc. (the “Company”) of his intention to resign as a Director, effective as of regularly scheduled October Board of Directors meeting.
     A copy of the Company’s press release announcing Dr. Papadopoulos’ resignation is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits
     99.1 Press Release dated September 8, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.
	By:	/s/ Paul H. Fischer, Ph.D
Paul H. Fischer, Ph.D.
Date: September 8, 2006		President and Chief Executive Officer